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                                                              EXHIBIT 23.4

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report dated December 19, 1994 and to all references to our firm included in or made a part of this Amendment No. 2 to Form S-3 Registration Statement (File No. 333-37881).

                                          Arthur Andersen LLP

Philadelphia, PA

November 25, 1997